Exhibit 10.2

THE REAL GOOD FOOD COMPANY, INC.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of November 4, 2021 among The Real Good Food Company, Inc., a Delaware corporation (the “Company”), each of the investors listed on the signature pages hereto under the caption “Investors” (collectively, the “Investors”) and each Person who executes a Joinder as an “Other Investor” (collectively, the “Other Investors”). Except as otherwise specified herein, all capitalized terms used in this Agreement are defined in Exhibit A attached hereto.

WHEREAS, in connection with the Company’s contemplated initial public offering of Class A Common Stock pursuant to the Securities Act (the “IPO”), the Company intends to consummate the transactions described in the IPO Registration Statement, including the Reorganization;

WHEREAS, immediately following the Reorganization, the Investors will own shares of Class B Common Stock and Class B Units;

WHEREAS, in connection with the Reorganization, the Company and the Investors have entered into an Exchange Agreement providing for, among other things, the exchange of Class B Units together with shares of Class B Common Stock for shares of Class A Common Stock, on the terms and subject to the conditions set forth therein (the “Exchange Agreement”); and

WHEREAS, also in connection with the Reorganization, the Company and the Investors desire to enter into this Agreement to, among other things, set forth the terms and conditions upon which the shares of Class A Common Stock issued to the Investors upon the redemption or exchange of Class B Units (as well as certain other Common Equity held by the Investors from time to time) may be registered for future sale.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.      Demand Registrations.

(a)      Requests for Registration. Subject to the last sentence of this Section 1(a), at any time (and from time to time) from and after one hundred eighty (180) days following the date of the final prospectus contained in the IPO Registration Statement, the Investors may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration statement (“Long-Form Registrations”) or on Form S-3 or any similar short-form registration statement (“Short-Form Registrations”), if available (any such requested registration, a “Demand Registration”). The demanding Investors may request that such Demand Registration be made pursuant to Rule 415 under the Securities Act (a “Shelf Registration”) and (if the Company is a WKSI at the time any such request is submitted to the Company or will become one by the time of the filing of such Shelf Registration with the SEC) that such Shelf Registration be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”). Each request for a Demand Registration must specify the approximate number or dollar value of Registrable Securities requested to be registered by the requesting Holders and (if known) the intended method of distribution. The Investors shall be entitled to request an unlimited number of Demand Registrations pursuant to this Agreement;

provided that the Investors shall not be permitted to request more than two (2) Demand Registrations in any period of twelve (12) calendar months during the term of this Agreement whether or not such requests are revoked or withdrawn in accordance with Section 1(h).

(b)      Notice to Other Holders. As promptly as reasonably practicable, but in no event later than three (3) Business Days after receipt of any such request, the Company will give written notice of the Demand Registration to all other Holders and, subject to the terms of Section 1(e) and Section 7, will include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the receipt of the Company’s notice; provided that, with the written consent of the Majority Participating Investors, the Company may instead provide notice of the Demand Registration to all Other Investors within three (3) Business Days following the non-confidential filing of the registration statement with respect to the Demand Registration so long as such registration statement is not an Automatic Shelf Registration Statement (it being understood that notice provided pursuant to this proviso shall not satisfy the requirements of this Section 1(b) with respect to an Investor).

(c)      Form of Registrations. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. All Long-Form Registrations will be underwritten registrations unless otherwise approved by the Company.

(d)      Shelf Registrations. Subject to the second sentence of this Section 1(d), for so long as a registration statement for a Shelf Registration (a “Shelf Registration Statement”) is and remains effective, the Investors will have the right at any time (and from time to time), to elect to sell pursuant to an offering (including an underwritten offering) of Registrable Securities pursuant to such registration statement (“Shelf Registrable Securities”). If the Investors desire to sell Registrable Securities pursuant to an underwritten offering, then such Investors may deliver to the Company a written notice (a “Shelf Offering Notice”) specifying the number of Shelf Registrable Securities that the Investors desire to sell pursuant to such underwritten offering (the “Shelf Offering”), provided that the Investors shall not be permitted to request more than two (2) Shelf Offerings in any period of twelve (12) calendar months during the term of this Agreement whether or not such requests are revoked or withdrawn in accordance with Section 1(h). As promptly as practicable, but in no event later than two (2) Business Days after receipt of a Shelf Offering Notice, the Company will give written notice of such Shelf Offering Notice to all other Holders of Shelf Registrable Securities that have been identified as selling stockholders in such Shelf Registration Statement or are otherwise permitted to sell in such Shelf Offering, which such notice shall request that each such Holder specify, within three (3) Business Days after receipt of the Company’s notice, the maximum number of Shelf Registrable Securities such Holder desires to be disposed of in such Shelf Offering. The Company, subject to Section 1(e) and Section 7, will include in such Shelf Offering all Shelf Registrable Securities with respect to which the Company has received timely written requests for inclusion. The Company will, as expeditiously as possible (and in any event within thirty (30) days after the receipt of a Shelf Offering Notice), but subject to Section 1(e), use commercially reasonable efforts to consummate such Shelf Offering.

(e)      Priority on Demand Registrations and Shelf Offerings. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Majority Participating Investors. If a Demand Registration or a Shelf Offering is an underwritten offering and the managing underwriters advise the Company or the

Majority Participating Investors in writing that in their opinion the number of Registrable Securities and (if permitted hereunder) other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities (if any), which can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, then the Company will include in such offering (prior to the inclusion of any securities which are not Registrable Securities) (i) first, the number of Investor Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the Participating Investors on the basis of the number of Investor Registrable Securities owned by each such Participating Investor; and (ii) second, the number of Registrable Securities requested to be included by any Other Investor which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among such Other Investors on the basis of the number of Registrable Securities owned by each such Other Investor.

(f)      Restrictions on Demand Registration and Shelf Offerings.

(i)      The Company may postpone, for up to sixty (60) days (or with the consent of the Investors, a longer period) from the date of the request (the “Suspension Period”), the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement (and therefore suspend sales of the Shelf Registrable Securities) by providing written notice to the Holders if the following conditions are met: (A) the Company determines that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any Subsidiary to engage in any material acquisition of assets or stock, or any material merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction involving the Company, and (B) upon advice of the Company’s counsel, the sale of Registrable Securities pursuant to the registration statement would require disclosure of material non-public information not otherwise required to be disclosed under applicable law, and either (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) such disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) such transaction renders the Company unable to comply with SEC requirements, in each case of clauses (x), (y) and (z), under circumstances that would make it impractical or inadvisable to cause the registration statement (or such filings) to become effective or to promptly amend or supplement the registration statement on a post effective basis, as applicable.

(ii)     In the case of an event that causes the Company to suspend the use of a Shelf Registration Statement as set forth in Section 1(f)(i) above or pursuant to Section 4(a)(vi) (a “Suspension Event”), the Company will give a written notice to the Holders whose Registrable Securities are registered pursuant to such Shelf Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice must state generally the basis for the notice and that such suspension will continue only for so long as the Suspension Event or its effect is continuing. Each Holder agrees not to effect any sales of its Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. A Holder may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect from the Company (an “End of Suspension Notice”), which shall be provided by the Company to the Holders promptly following the conclusion of any Suspension Event. Notwithstanding anything herein to the contrary, a Suspension Event shall terminate at such time as the public disclosure of such information is made. After the expiration of any Suspension Event, and without any further request from a Holder, the Company shall as promptly as practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the related prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus shall not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)      Selection of Underwriters. The investment banker(s) and manager(s) identified to administer any underwritten offering in connection with any Demand Registration or Shelf Offering shall be selected by the Company and approved by the Majority Participating Investors, which approval shall not be unreasonably withheld, conditioned, or delayed.

(h)      Revocation of Demand Notice or Shelf Offering Notice. At any time prior to the effective date of the registration statement relating to a Demand Registration or the “pricing” of a Shelf Offering, the Investors who initiated such Demand Registration or Shelf Offering may revoke or withdraw such notice of a Demand Registration or Shelf Offering Notice on behalf of all Holders participating in such Demand Registration or Shelf Offering without liability to such Holders (including, for the avoidance of doubt, the other Participating Investors), in each case by providing written notice to the Company; provided that, if applicable, any other Participating Investors may elect to continue with such Demand Registration or Shelf Offering without such withdrawing Investors.

(i)      Confidentiality. Each Holder agrees to treat as confidential the receipt of any notice hereunder (including, without limitation, notice of a Demand Registration, a Shelf Offering Notice, and a Suspension Notice) and the information contained therein, and not disclose (except to such Holder’s respective directors, officers, employees, members, partners or advisors who such Holder determines have a need to know the information contained in any such notice) or use the information contained in any such notice (or the existence thereof), except in furtherance of the business of the Company, without the prior written consent of the Company, until such time as the information contained therein is or becomes available to the public generally (other than as a result of disclosure by such Holder in breach of the terms of this Agreement) or, in the case of a notice of Demand Registration or a Shelf Offering Notice, a determination is made not to proceed with such registration or offering.

Section 2.      Piggyback Registrations.

(a)      Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (including primary and secondary registrations, and other than pursuant to an Excluded Registration) (a “Piggyback Registration”), the Company will give prompt written notice (and in any event within three (3) Business Days after the public filing of the registration statement relating to the Piggyback Registration) to all Holders of its intention to effect such Piggyback Registration and, subject to the terms of Section 2(b), Section 2(c) and Section 7, will include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after delivery of the Company’s notice; provided that the Company shall not be required to provide such notice or include any Registrable Securities in such registration if the Investors elect not to include any Investor Registrable Securities in such registration. Any Participating Investor may withdraw its request for inclusion at any time prior to executing the underwriting agreement, or if none, prior to the applicable registration statement becoming effective.

(b)      Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell; (ii) second, the Investor Registrable Securities requested to be included in such registration by the Participating Investors which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among such Participating Investors on the basis of the number of Investor Registrable Securities owned by each such Participating Investor; (iii) third, the Registrable Securities requested to be included in such registration by any Other Investor which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among such Other Investors on the basis of the number of Registrable Securities owned by each such Other Investor; and (iv) fourth, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

(c)      Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s equity securities (other than pursuant to Section 1 hereof), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (i) first, the Investor Registrable Securities requested to be included in such registration by the Participating Investors which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among such Participating Investors on the basis of the number of Investor Registrable Securities owned by each such Participating Investor, (ii) second, the securities requested to be included therein by the holders initially requesting such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, (iii) third, the Registrable Securities requested to be included in such registration by any Other Investor which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among such Other Investors on the basis of the number of Registrable Securities owned by each such Other Investor and (iv) fourth, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

(d)      Right to Terminate Registration. The Company will have the right to terminate or withdraw any registration initiated by it under this Section 2, whether or not any holder of Registrable Securities has elected to include securities in such registration; provided that any Investor may elect to continue such registration, which registration shall be effected in accordance with the provisions of Section 1 hereof (other than the notice provisions thereof, which shall be deemed to have been satisfied without further action).

(e)      Selection of Underwriters. If any Piggyback Registration is an underwritten offering, then the investment banker(s) and manager(s) identified to administer the offering shall be selected by the Company and approved by the Majority Participating Investors, which approval shall not be unreasonably withheld, conditioned, or delayed.

Section 3.      Stockholder Lock-Up Agreements and Company Holdback Agreement.

(a)      Stockholder Lock-up Agreements. In connection with any underwritten Public Offering, each Holder, and each director and officer of the Company, will enter into any lock-up, holdback or similar agreements (each a “Lock-up Agreement”) requested by the underwriter(s) managing such offering. Without limiting the generality of the foregoing, each Holder, and each director and officer of the Company, shall agree, in connection with any Demand Registration, Shelf Offering or Piggyback Registration that is an underwritten Public Offering, not to (i) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any equity securities of the Company (including equity securities of the Company that are deemed to be beneficially owned by such Holder, officer or director in accordance with the rules and regulations of the SEC) (collectively, “Securities”), or any securities, options or rights convertible into, or exchangeable or exercisable for, Securities (collectively, “Other Securities”), (ii) enter into a transaction which would have the same effect as described in clause (i) above, (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Securities or Other Securities, whether such transaction is to be settled by delivery of such Securities or Other Securities, in cash or otherwise (each of (i), (ii) and (iii) above, a “Sale Transaction”), or (iv) publicly disclose the intention to enter into any Sale Transaction, commencing on the date on which the Company gives notice to the Holders that a preliminary prospectus has been circulated for such underwritten Public Offering and continuing to the date that is ninety (90) days following the date of the final prospectus for such underwritten Public Offering (such period, or such shorter period as agreed to by the managing underwriters, a “Holdback Period”); provided that any Lock-up Agreement to be entered into by an Investor shall include pro rata release provisions (as among the Investors) in the event of any early release or waiver by the underwriter(s) managing such offering of the terms of the Lock-up Agreement entered into by any other Investor. The Company may impose stop-transfer instructions with respect to any Securities or Other Securities subject to the restrictions set forth in this Section 3(a) until the end of such Holdback Period.

(b)      Company Holdback Agreement. The Company (i) will not file any registration statement for a Public Offering or cause any such registration statement to become effective, or effect any public sale or distribution of its Securities or Other Securities during any Holdback Period (other than as part of such underwritten Public Offering, or a registration on Form S-4 or Form S-8 or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Other Securities), and (ii) will use commercially reasonable efforts to cause each holder of Securities and Other Securities to agree not to effect any Sale Transaction during any Holdback Period, except as part of such underwritten registration (if otherwise permitted), unless approved in writing by the underwriter(s) managing the Public Offering, and to enter into any Lock-up Agreement requested by the underwriter(s) managing such offering.

Section 4.      Registration Procedures.

(a)      Company Obligations. Whenever the Holders have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Shelf Offering, the Company will use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall, in each case to the extent applicable:

(i)        prepare and file with (or submit confidentially to) the SEC a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective, all in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder;

(ii)       notify each Holder of (A) the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder;

(iii)      prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be reasonably requested by the Majority Participating Investors or necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iv)      furnish, without charge, to each seller of Registrable Securities thereunder and each underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), in each case including all exhibits and documents incorporated by reference therein, each amendment and supplement thereto, each Free Writing Prospectus, and such other documents as such seller or underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(v)       use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) consent to general service of process in any such jurisdiction, or (C) subject itself to taxation in any such jurisdiction);

(vi)      notify in writing each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the SEC for the amendment or supplementing of such registration statement or prospectus, and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event or of any information or circumstances as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 1(f), if required by applicable law, the Company will use commercially reasonable efforts to promptly prepare and file a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading, and (D) if at any time the representations and warranties of the Company in any underwriting agreement, securities purchase agreement or other similar agreement, relating to the offering shall cease to be true and correct;

(vii)      (A) use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, and (B) comply with the requirements of any self-regulatory organization applicable to the Company, including without limitation all corporate governance requirements;

(viii)     use commercially reasonable efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(ix)       enter into and perform such customary agreements, and take all such other actions, as the Majority Participating Investors or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, making available the executive officers of the Company and participating in “road shows,” investor presentations, marketing events and other selling efforts;

(x)        make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition or sale pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as will be reasonably necessary to enable them to conduct due diligence, and cause the Company’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and the disposition of such Registrable Securities pursuant thereto;

(xi)       use commercially reasonable efforts to make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xii)      use commercially reasonable efforts to (A) make Short-Form Registration available for the sale of Registrable Securities, and (B) prevent the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Equity included in such registration statement for sale in any jurisdiction, and in the event any such order is issued, use commercially reasonable efforts to obtain the withdrawal of such order;

(xiii)     use commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xiv)     in the case of any underwritten offering, use commercially reasonable efforts to obtain, and deliver to the underwriter(s), in the manner and to the extent provided for in the applicable underwriting agreement, one or more comfort letters from the Company’s independent public accountants in customary form and covering such matters as are customarily covered by comfort letters;

(xv)      use commercially reasonable efforts to provide (A) a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement addressed to the Company addressing the validity of the Registrable Securities being offered thereby, (B) on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a Demand Registration or Shelf Offering, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the closing date of the applicable sale, (1) one or more legal opinions of the Company’s outside counsel, dated such date, in form and substance as customarily given to underwriters in an underwritten Public Offering or, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holders assisting in the sale of the Registrable Securities, and (2) one or more “negative assurances letters” of the Company’s outside counsel, dated such date, in form and substance as is customarily given to underwriters in an underwritten Public Offering or, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holders assisting in the sale of the Registrable Securities, and (C) customary certificates executed by authorized officers of the Company as may be requested by any Holder or any underwriter of such Registrable Securities;

(xvi)     if the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, use commercially reasonable efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(xvii)    if the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(xviii)   if the Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, use commercially reasonable efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1, and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

(b)      Automatic Shelf Registration Statements. If the Company files any Automatic Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, and no Investor requests that its Registrable Securities be included in such Shelf Registration Statement, the Company agrees that, at the request of any Investor, it will include in such Automatic Shelf Registration Statement such disclosures as may be required by Rule 430B in order to ensure that the Investors may be added to such Shelf Registration Statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment. If the Company has filed any Automatic Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, the Company shall, at the request of any Investor, file any post-effective amendments necessary to include therein all disclosure and language necessary to ensure that the holders of Registrable Securities may be added to such Shelf Registration Statement.

(c)      Additional Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing, as a condition to such seller’s participation in such registration.

(d)      Suspended Distributions. Each Person participating in a registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(a)(vi), such Person will immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4(a)(vi), subject to the Company’s compliance with its obligations under Section 4(a)(vi).

(e)      Deemed Underwriter. To the extent that any of the Participating Investors are deemed to be an “underwriter” of Registrable Securities, the Company agrees that (i) the indemnification and contribution provisions contained in Section 6 shall be applicable to the benefit of such Participating Investor in their role as a deemed underwriter in addition to their capacity as a holder, and (ii) such Participating Investor shall be entitled to conduct the due diligence which they would normally conduct in connection with an offering of securities registered under the Securities Act, including without limitation receipt of customary opinions and comfort letters addressed to such Participating Investor.

Section 5.      Registration Expenses. Except as expressly provided herein, all out-of-pocket expenses incurred by the Company or any Investor in connection with the performance of or compliance with this Agreement and/or in connection with any Demand Registration, Piggyback Registration or Shelf Offering, whether or not the same shall become effective, shall be paid by the Company, including, without limitation: (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC and FINRA, (ii) all fees and expenses in connection with compliance with any securities or “blue sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone and delivery expenses, (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company, (v) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed, (vi) all reasonable fees and disbursements of one legal counsel for the Participating Investors selected the Participating Investors, (vii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (viii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), (ix) all expenses related to the “road-show” for any underwritten offering, including all travel, meals and lodging, and (x) any other fees and disbursements customarily paid by the issuer of securities. All such expenses are referred to herein as “Registration Expenses.” Notwithstanding anything to the contrary herein, the Company shall not be required to pay, and each Person that sells securities pursuant to a Demand Registration, Shelf Offering or Piggyback Registration hereunder will bear and pay, all underwriting discounts and commissions applicable to the Registrable Securities sold for such Person’s account and all transfer taxes (if any) attributable to the sale of Registrable Securities.

Section 6.      Indemnification and Contribution.

(a)      By the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law and without limitation as to time, each Holder, such Holder’s directors, officers, employees, fiduciaries, stockholders, managers, members, partners, agents and representatives, and any successors and assigns thereof, and each Person who controls such holder (within the meaning of the Securities Act) (the “Indemnified Parties”), against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) (collectively, “Losses”) caused by, resulting from, arising out of, based upon or related to any of the following (each, a “Violation”) by the Company: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus, or Free-Writing Prospectus, or any amendment thereof or supplement thereto, or (B) any application or other document (in this Section 6, collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the “blue sky” or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. In addition, the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Losses. Notwithstanding the foregoing, the Company will not be liable in any such case to the extent that any such Losses result from, arise out of, are based upon, or relate to an untrue statement, or omission, made in such registration statement, any such prospectus, preliminary prospectus, or Free-Writing Prospectus, or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information regarding an Indemnified Party furnished in writing to the Company by such Indemnified Party, or by such Indemnified Party’s failure to deliver a copy of the registration statement or prospectus, or any amendments or supplements thereto, after the Company has furnished such Indemnified Party with a sufficient number of copies of the same. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of such securities by such seller.

(b)      By Holders. In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information regarding such Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors, officers, employees, agents and representatives, and each Person who controls the Company (within the meaning of the Securities Act), against any Losses resulting from any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder for use therein;

(c)      Claim Procedure. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice will impair any Person’s right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties will have a right to retain one separate counsel, chosen by the majority of the conflicted indemnified parties involved in the indemnification and approved by the Investors, at the expense of the indemnifying party.

(d)      Contribution. If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any Loss referred to herein, then such indemnifying party will contribute to the amounts paid or payable by such indemnified party as a result of such Loss, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such Loss as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) of this Section 6(d) is not permitted by applicable law, then in such proportion as is appropriate to reflect not only such relative fault but also the relative benefit of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statement or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution will be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue (or, as applicable alleged) untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the Losses referred to herein will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)      Release. No indemnifying party will, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that (i) does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation, or (ii) includes any statement as to any admission of fault, culpability or a failure to act by or on behalf of the indemnified party.

(f)      Non-exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement will be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or director, officer, employee, or controlling Person of such indemnified party, and will survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

Section 7.     Cooperation with Underwritten Offerings. No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the underwriters; provided that no Holder will be required to sell more than the number of Registrable Securities such Holder has requested to include in such registration) and (ii) completes, executes and delivers all questionnaires, powers of attorney, stock powers, custody agreements, indemnities, underwriting agreements, and other documents and agreements required under the terms of such underwriting arrangements or as may be reasonably requested by the Company and the managing underwriter(s).

Section 8.     Joinder; Additional Parties; Transfer of Registrable Securities. The Company may from time to time (with the prior written consent of the Investors) permit any Person who acquires Common Equity (or rights to acquire Common Equity) to become a party to this Agreement and to be entitled to and bound by all of the rights and obligations as a Holder by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit B attached hereto (a “Joinder”). Upon the execution and delivery of a Joinder by such Person, the Common Equity held by such Person shall become the category of Registrable Securities (i.e., Investor Registrable Securities or Other Investor Registrable Securities), and such Person shall be deemed the category of Holder (i.e., Investor or Other Investor), in each case as set forth on the signature page to such Joinder.

Section 9.     General Provisions.

(a)      Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company and the Investors; provided that no such amendment, modification or waiver that would treat a specific Holder or group of Holders of Registrable Securities (i.e., Investors or Other Investors) in a manner materially and adversely different than any other Holder or group of Holders will be effective against such Holder or group of Holders without the consent of the holders of a majority of the Registrable Securities that are held by the group of Holders that is materially and adversely affected thereby. The failure or delay of any Person to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement will not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b)      Remedies. The parties to this Agreement will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security or proving insufficiency of damages), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause substantial and irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party will be entitled to specific performance and/or other injunctive relief and other equitable remedies from any court of law or equity of competent jurisdiction (without posting any bond or other security or proving insufficiency of damages) in order to enforce or prevent any violation of the provisions of this Agreement.

(c)      Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d)      Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(e)      Successors and Assigns. Except as otherwise provided herein, this Agreement will bind and inure to the benefit and be enforceable by the Company and its successors and permitted assigns and the Holders and their respective successors and permitted assigns (whether so expressed or not). No Other Investor shall be permitted to assign this Agreement, any interest herein or any right or obligation hereunder without the prior written consent of the Investors.

(f)      Notices. Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail if sent during normal business hours of the recipient on a business day; but if not, then on the next Business Day, (iii) one Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three (3) Business Days after it is deposited in the U.S. Mail, addressed to the recipient, first-class mail, return receipt requested. Such notices, demands and other communications shall be sent to the Company at the address specified below and to any Holder at such address as indicated on the applicable schedule hereto, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change such party’s address for receipt of notice by giving written notice of the change to the sending party as provided herein. The Company’s address is:

The Real Good Food Company, Inc.

3 Executive Campus, Suite 155

Cherry Hill, NJ 08002

Attn: Gerard G. Law

Email: [***]

With a copy (which shall not constitute notice to the Company) to:

Stradling Yocca Carlson & Rauth, P.C.

660 Newport Center Drive, Suite 1600

Newport Beach, CA 92660

Attn: Ryan Wilkins and Kyle Leingang

Email: [***]; [***]

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice sent in accordance with this section.

(g)      Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period will automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(h)      Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(i)      WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(j)      Consent to Jurisdiction. Each party hereto irrevocably submits to the exclusive jurisdiction of the United States District Court for the State of Delaware and the state courts of the State of Delaware for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party hereto further agrees that service of any process, summons, notice or document by United States certified or registered mail (in each such case, prepaid return receipt requested) to such party’s respective address set forth in the Company’s books and records or such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party shall be effective service of process in any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each party hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the United States District Court for the State of Delaware or the state courts of the State of Delaware and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

(k)      Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement will be by way of example rather than by limitation.

(l)       No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

(m)     Counterparts. This Agreement, and each other agreement or instrument entered into in connection herewith, and any amendments hereto or thereto, may be executed simultaneously in two or more counterparts and delivered via facsimile or .pdf, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. Any document (or signature page thereto) signed and transmitted as a pdf attachment to an e-mail, or executed via DocuSign (or similar form of electronic signature software), is to be treated as an original document. Any signature or document transmitted pursuant to the foregoing is to be considered to have the same binding effect as an original signature on an original document. To the extent executed via DocuSign (or similar form of electronic signature software), the effectiveness of such signature and this Agreement, including any other signature pages, shall be unaffected by any expiration policies or notices of DocuSign.

(n)      Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Holder agrees to execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(o)      Dividends, Recapitalizations, Etc. If at any time or from time to time there is any change in the capital structure of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment will be made in the provisions hereof so that the rights and privileges granted hereby will continue.

(p)      No Third-Party Beneficiaries. No term or provision of this Agreement is intended to be, or shall be, for the benefit of any Person not a party hereto, and no such other Person shall have any right or cause of action hereunder, except as otherwise expressly provided herein.

*    *    *    *    *

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

THE REAL GOOD FOOD COMPANY, INC.

By: /s/ Gerard G. Law
Name: Gerard G. Law
Title: Chief Executive Officer

Address:
3 Executive Campus, Suite 155
Cherry Hill, NJ 08002

INVESTORS:

/s/ Josh Schreider
Josh Schreider, an individual

PPZ, LLC,
a Wyoming limited liability company

By: /s/ Rhea Lamia
Name: Rhea Lamia
Title: Manager

Slingshot Consumer, LLC,
a Wyoming limited liability company

By: /s/ Bryan Freeman
Name: Bryan Freeman
Title: Manager

Divario Ventures, LLC,
a Delaware limited liability company

By: /s/ Jim Foltz
Name: Jim Foltz
Title: Vice President – Business Ventures

[Signature Page to Registration Rights Agreement]

Strand Equity Partners III, LLC, a Delaware limited liability company

By: /s/ Seth Rodsky
Name: Seth Rodsky
Title: President

CPG Solutions, LLC

By: /s/ Andrew Stiffelman
Name: Andrew Stiffelman
Title: Manager

/s/ Gerard G. Law
Gerard G. Law

/s/ Akshay Jagdale
Akshay Jagdale

[Signature Page to Registration Rights Agreement]

EXHIBIT A

DEFINITIONS

Capitalized terms used in this Agreement have the meanings set forth below.

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person and, in the case of an individual, also includes any member of such individual’s Family Group; provided that the Company and its Subsidiaries will not be deemed to be Affiliates of any holder of Registrable Securities. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) will mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Agreement” has the meaning set forth in the recitals.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 1(a).

“Business Day” means any day other than a Saturday, Sunday or other day on which the banks in New York, New York or Cherry Hill, New Jersey are authorized by law to be closed.

“Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company.

“Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of the Company.

“Class B Unit” has the meaning set forth in the LLC Agreement.

“Common Equity” means (i) shares of Class A Common Stock, and (ii) shares of Class A Common Stock issuable upon exchange of Class B Units pursuant to the Exchange Agreement.

“Company” has the meaning set forth in the preamble and shall include its successor(s).

“Demand Registration” has the meaning set forth in Section 1(a).

“End of Suspension Notice” has the meaning set forth in Section 1(f)(ii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Excluded Registration” means any registration (i) pursuant to a Demand Registration (which is addressed in Section 1(a)), or (ii) in connection with registrations on Form S-4 or S-8 promulgated by the SEC (or any successor or similar forms).

“Family Group” means with respect to any individual, such individual’s current or former spouse, their respective parents, descendants of such parents (whether natural or adopted) and the spouses of such descendants, and any trust, limited partnership, corporation or limited liability company established solely for the benefit of such individual or such individual’s current or former spouse, their respective parents, descendants of such parents (whether natural or adopted) or the spouses of such descendants.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Holdback Period” has the meaning set forth in Section 3(a).

“Holder” means a holder of Registrable Securities who is a party to this Agreement (including by way of Joinder).

“Indemnified Parties” has the meaning set forth in Section 6(a).

“IPO Registration Statement” means the Registration Statement on Form S-1, as amended (Registration No. 333-260204), relating to the offer and sale of the Class A Common Stock in the IPO.

“Investors” has the meaning set forth in the recitals; provided that any decision to be made or approval to be granted under this Agreement by the Investors shall be made or granted, respectively, by the holders of a majority of all Investor Registrable Securities then outstanding.

“Investor Registrable Securities” means (i) any Common Equity beneficially owned (directly or indirectly) by any Investor or any of its Affiliates, and (ii) any equity securities of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation, reorganization or similar transaction.

“Joinder” has the meaning set forth in Section 9.

“LLC Agreement” means the Limited Liability Company Agreement of RGF, LLC dated as of the date hereof, as the same may be amended, amended and restated, or replaced from time to time.

“Long-Form Registrations” has the meaning set forth in Section 1(a).

“Losses” has the meaning set forth in Section 6(c).

“Other Investors” has the meaning set forth in the recitals.

“Majority Participating Investors” means the Participating Investors who hold a majority of the Investor Registrable Securities to be included within such Demand Registration, Shelf Offering or Piggyback Registration.

“Other Investor Registrable Securities” means (i) any Common Equity held (directly or indirectly) by any Other Investors or any of their Affiliates, and (ii) any equity securities of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation, reorganization or similar transaction.

“Participating Investors” means any Investor(s) participating in the request for a Demand Registration, Shelf Offering or Piggyback Registration.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Registrations” has the meaning set forth in Section 2(a).

“Public Offering” means any sale or distribution by the Company, one of its Subsidiaries and/or Holders to the public of Common Equity, or other securities convertible into or exchangeable for Common Equity, in each case pursuant to an offering registered under the Securities Act.

“Registrable Securities” means Investor Registrable Securities and Other Investor Registrable Securities. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (a) sold or distributed pursuant to a Public Offering, (b) sold in compliance with Rule 144 or another available exemption from the registration requirements of the Securities Act following the consummation of IPO, (c) distributed to the direct or indirect partners or members of an Investor that is a private equity fund, or (d) repurchased or redeemed by the Company or a Subsidiary of the Company. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities, and the Registrable Securities will be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities, whether or not such acquisition has actually been effected, and such Person will be entitled to exercise the rights of a holder of Registrable Securities hereunder (it being understood that a holder of Registrable Securities may only request that Registrable Securities in the form of Common Equity be registered pursuant to this Agreement). Notwithstanding the foregoing, following the consummation of the IPO, any Registrable Securities held by any Person (other than any Investor or its Affiliates) that may be sold under Rule 144(b)(1)(i) without limitation under any of the other requirements of Rule 144 will not be deemed to be Registrable Securities.

“Registration Expenses” has the meaning set forth in Section 5.

“Reorganization” has the meaning set forth in the IPO Registration Statement.

“RGF, LLC” means Real Good Foods, LLC, a Delaware limited liability company, of which, immediately following the consummation of the IPO, the Company will be the sole managing member and the direct parent entity.

“Rule 144”, “Rule 158”, “Rule 405”, “Rule 415”, “Rule 430B” and “Rule 462” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the SEC, as the same will be amended from time to time, or any successor rule then in force.

“Sale Transaction” has the meaning set forth in Section 3(a).

“SEC” means the United States Securities and Exchange Commission.

“Securities” has the meaning set forth in Section 3(a).

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Shelf Offering” has the meaning set forth in Section 1(d)(i).

“Shelf Offering Notice” has the meaning set forth in Section 1(d)(i).

“Shelf Registration” has the meaning set forth in Section 1(a).

“Shelf Registrable Securities” has the meaning set forth in Section 1(d)(i).

“Shelf Registration Statement” has the meaning set forth in Section 1(d).

“Short-Form Registrations” has the meaning set forth in Section 1(a).

“Subsidiary” means, with respect to the Company, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons will be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or will be or control the managing director or general partner of such limited liability company, partnership, association or other business entity. Without limiting the foregoing, RGF, LLC shall be deemed to be a Subsidiary of the Company. For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries.

“Suspension Event” has the meaning set forth in Section 1(f)(ii).

“Suspension Notice” has the meaning set forth in Section 1(f)(ii).

“Suspension Period” has the meaning set forth in Section 1(f)(i).

“Violation” has the meaning set forth in Section 6(a).

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

EXHIBIT B

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement, dated as of November 4, 2021 (as amended from time to time, the “Registration Agreement”), among The Real Good Food Company, Inc., a Delaware corporation (the “Company”), and the other persons named as parties therein (including pursuant to other Joinders). Capitalized terms used herein have the meaning set forth in the Registration Agreement.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of, the Registration Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned shall be deemed for all purposes to be a Holder, an [Investor / Other Investor thereunder] and the undersigned’s                      shares of Common Equity shall be deemed for all purposes to be [Investor / Other Investor] Registrable Securities under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the          day of                     , 20    .

Signature

Print Name

Address:

Agreed and Accepted as of

, 20 :

THE REAL GOOD FOOD COMPANY, INC.

By:
Its:

B-1